UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2024

Renalytix plc

(Exact name of registrant as specified in its Charter)

England and Wales	001-39387	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Leman Street London E1W 9US United Kingdom
(Address of principal executive offices) (Zip Code)

+44 20 3139 2910
(Registrant’s telephone number, including area code)

Finsgate

5-7 Cranwood Street

London EC1V 9EE

United Kingdom
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.0025 per ordinary share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing two ordinary shares, nominal value £0.0025 per ordinary share	RNLX	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Registered Direct Offering

On April 5, 2024, Renalytix plc (“Renalytix” or the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Registered Direct Offering”) 2,666,667 ordinary shares, nominal value £0.0025 per share (the “Initial Shares”). Pursuant to the Purchase Agreement, the Company also granted the investor an option to purchase up to 7,811,696 additional ordinary shares at the offering price of $0.375 per share, exercisable until April 17, 2024 (the “Option Shares”, and together with the Initial Shares, the “Shares”).

The purchase price of each ordinary share is $0.375. The gross proceeds to the Company from the Registered Direct Offering are expected to be approximately $1.0 million (or $3.9 million if the investor exercises its option to purchase the Option Shares), before deducting offering expenses payable by the Company.

The Shares were offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-274733) that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 28, 2023 and became effective on October 6, 2023, including the base prospectus contained therein, and a related prospectus supplement dated as of April 5, 2024 filed with the SEC.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The Initial Shares and, if applicable, the Option Shares, sold as part of the Registered Direct Offering are expected to close on or about April 11, 2024 and April 19, 2024, respectively, subject to the satisfaction of customary closing conditions.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, such document attached as Exhibit 10.1 to this Current Report on Form 8-K (the “Report”), which is incorporated herein by reference.

This Report does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A copy of the opinion of Cooley (UK) LLP relating to the validity of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

Forward-Looking Statements

Statements contained in this Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Examples of these forward-looking statements include statements regarding the Company’s expectations on the completion of the Registered Direct Offering and the exercise of the purchaser’s option to purchase additional shares. Words such as “anticipates,” “expects,” “believes,” “estimates,” “intends,” “plans,” “seeks,” and similar expressions are intended to identify forward-looking statements. We may not actually achieve the plans and objectives disclosed in the forward-looking statements, and you should not place undue reliance on our forward-looking statements. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. These risks and uncertainties include, among others: the uncertainty related to market conditions; that kidneyintelX.dkd and KidneyIntelX are based on novel artificial intelligence technologies that are rapidly evolving and potential acceptance, utility and clinical practice remains uncertain; that we have only recently commercially launched KidneyIntelX; risks relating to the impact on our business of the COVID-19 pandemic or similar public health crises; risks relating to the Company’s inability, or the inability of the participants of the Registered Direct Offering, to satisfy the conditions to the closing of the Initial Shares or Option Shares; and the completion of the Registered Direct Offeringon the anticipated terms or at all. These and other risks are described more fully in our filings with the SEC, including our most recent Quarterly Report on Form 10-Q and the “Risk Factors” section of our Annual Report on Form 10-K filed with the SEC on September 28, 2023, and other filings we make with the SEC from time to time. All information in this press release is as of the date of the release, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Description
5.1	Opinion of Cooley (UK) LLP
10.1	Form of Securities Purchase Agreement, dated April 5, 2024 by and among Renalytix plc and each of the purchasers party thereto
23.1	Consent of Cooley (UK) LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

renalytix plc

Dated: April 9, 2024	By:	/s/ James McCullough
James McCullough Chief Executive Officer